UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report

(Date of earliest event reported): November 5, 2015

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina, 28202

(Address of principal executive offices, including zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 5, 2015, Duke Energy Corporation issued a news release announcing its financial results for the third quarter ended September 30, 2015. A copy of this news release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 2.02.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release issued by Duke Energy Corporation on November 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE ENERGY CORPORATION

/s/ BRIAN D. SAVOY
Brian D. Savoy
Senior Vice President, Chief Accounting Officer and Controller

Dated: November 5, 2015

EXHIBIT INDEX

Exhibit	Description

99.1	News Release issued by Duke Energy Corporation on November 5, 2015